UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2012

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

December 31, 2012

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Thelma & Louise

The title above may bring back memories of the final scene from the movie with the same name, when the main characters opt to drive off the precipice as they are cornered by law enforcement officers rather than face the alternative.  Given the media and market obsession with the “fiscal cliff” debates I understand your thinking, but that is not where I am going with this.  “Thelma & Louise” are actually the monikers that we gave to my youngest daughter Kathryn and her friend Morgan when they were in high school.  They were tagged with the names after a wandering adventure in a neighboring town.  Kathryn was a somewhat new driver, and they were on their way to a community service event with their field hockey team to a location that was no more than 15 minutes away.  Unfortunately, “Kat” had an undeveloped sense of direction, probably because she listened to her iPod and paid no attention whenever we were in the car.  Apparently her friend Morgan was no better.  They wandered for more than an hour, never reaching their destination, before turning back to finally arrive back home safely.  The story became legendary and hence the link to the wandering characters from the movie above.

I’ll forgive you for asking what this has to do with investing in the market, but please let me explain.  The “fiscal cliff” may be the focal point, but the wandering journey that brought us to this point, and the wandering journey that will no-doubt happen afterwards, will have a significant impact on the markets and all of us.

Like the teenagers above, our elected representatives on both sides of the aisle have spent little time developing the skills needed to navigate the issues that confront us, but seem confident that they can get to their desired endpoint anyway (each with a different endpoint, by the way).  We have fiscal issues of spending and entitlements that are clearly unsustainable, a tax system that is inefficient and distorted by special interests, and economic policies that do little to promote much needed growth.  In addition, we are amassing debt to pay for things we want today, effectively shifting the burden of payment to future generations.

The amazing thing to me is that, despite all of this, the private sector seems to be doing ok.  Sectors of the economy show some signs of improvement.  Housing seems to have moved off the bottom, the stress in the financial sector has lessened, consumer spending has held up, and the stock market continues its upward trend.  The Eurozone hasn’t disintegrated and growth in China seems to be improving.  Some economists attribute these results solely to central bank policies around the world that have poured liquidity into the system by printing money to purchase government debt and depress interest rates, a practice known as quantitative easing.

My concern is that each of the participants in this process has distorted some aspect of the economy to offset the actions of the others, and that there is no concerted plan to unwind it.  As a consequence, any near-term recovery will be uneven at best, and it is unlikely that the economy will be able to generate consistent sustainable growth.  The markets may do better, and we may have avoided the abyss, but this will do little to generate substantial long-term growth.

The Manor Fund

The Manor Fund rose 8.20%, net of all fees and expenses, during the calendar year ending December 31, 2012, underperforming the S&P 500 index (16.00%) and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (15.25%).  The Fund continues to outperform the S&P 500 index for the trailing 10 years with a return of 7.30% annualized compared to an annualized return of 7.09% for the index.  The Fund also outperformed the Lipper Large-Cap Core mutual fund index for the trailing 5-year, and 10-year periods, with returns of 1.44%, and 7.30% for the Fund compared to 0.95% and 6.11% for the Lipper index.

During the calendar year 2012, the Fund was helped by strong performance from Amphenol, Corp., Walt Disney Company, Watson Pharmaceuticals (now Actavis, Inc.), JPMorgan Chase, Inc., and Franklin Resources, Inc.  Amphenol jumped early in the quarter when the company reported revenue and earnings better than expected, and then raised revenue and earnings guidance for the year.  The shares continued to trade well as the company reported revenue and earnings above the earlier guidance throughout the balance of the year.  Shares of Walt Disney Company rose steadily through most of the year as this company also produced results that were better than expectations.  The stock traded lower late in the year on concerns about slowing economic growth, and gapped lower after a disappointing earnings report in November.  Shares of Watson Pharmaceuticals (now Actavis) jumped early in the year on speculation that the company would buy Swiss based Actavis.  The stock jumped again one month later when the acquisition was formally announced.  The shares continued to trade higher throughout the balance of the year as the company announced the introduction of several generic and proprietary drugs, as well as several smaller strategic acquisitions.  JP Morgan Chase rose early in the year based on strong operating results, but then fell sharply after news surfaced regarding significant losses in their derivative-based hedging portfolio.  Shares of the company rebounded later in the year as bank management offset the losses in that portfolio with strong operations elsewhere in the company.  Franklin Resources was the beneficiary of strong cash flows into its investment funds, and   reported better-than-expected earnings throughout the year.  Shares of the company rose in response, but suffered mid-year on concerns about continued growth when the stock market declined.

Notable laggards during calendar year 2012 were Endo Health Solutions, Inc., Newmont Mining Corp., Norfolk Southern Corp., Occidental Petroleum, and Exelon Corp.  Shares of Endo Pharmaceuticals were weak on investor concern about slowing growth and the impact of recent strategic initiatives by management.  Those concerns were heightened by the potential impact of generic competition for its flagship product, Lidoderm, and again later in the year after a weak quarterly earnings report.  Shares of Newmont Mining slid throughout the early portion of the year after a weak earnings report raised concerns about production growth and weak metals pricing.  The shares rebounded but then declined again after a weak 3rd quarter earnings report.  Norfolk Southern declined early in the year when its initial earnings report raised concerns about slowing traffic volume, especially in the coal shipping segment.  Shares rebounded after successive earnings reports were better than expected, but sold off again when the company lowered earnings expectations due to declines in coal and merchandise shipments, and lower revenue from fuel surcharges.  Occidental Petroleum declined early in the year despite reporting revenue and earnings above expectations, record production levels, and a dividend increase.  The decline accelerated after a subsequent earnings report missed expectations.  The shares rebounded somewhat, but then declined late in the year despite reporting earnings above expectations, and a continued increase in production levels.  The shares of Exelon Corp. were weak through much of the year on concerns about high operating costs compared to other energy producers and weak energy pricing.  The shares fell further as concerns surfaced regarding a potential dividend cut to preserve cash and the current credit rating of the company.

During the year we took gains in Goodrich Corporation after they received a buyout offer, and realigned our holdings in the energy sector by selling Nabors Industries and Weatherford International.  In their place we added BE Aerospace, Quanta Services, and Valero Energy.  BE Aerospace provides cabin interior components and maintenance for aerospace manufacturers and the airlines.  Quanta Services provides construction and maintenance services for energy transmission, especially in the electrical grid, and Valero Energy is a refiner of oil related products located in south-central United States.

The Growth Fund

The Manor Growth Fund rose 13.36%, net of all fees and expenses, during the calendar year ending December 31, 2012, underperforming the S&P 500 index (16.00%) and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (15.62%).  The Fund continues to outperform the S&P 500 index for the trailing 5-years, and since inception, with returns of 1.71%, and 2.32% for the Fund, and 1.65%, and 2.16% for the index.  The Fund also outperformed comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 3-years, 5-years, 10-years, and since inception, with returns of 9.94%, 1.71%, 6.77% and 2.32% for the Fund, compared to 8.89%, 0.95%, 6.36%, and –0.57% for the Lipper index.

During the calendar year 2012 the Fund was helped by gains in Apple, Inc., Constellation Brands, Inc., MasterCard, Inc., Gilead Sciences, Inc., and Thermo Fisher Scientific, Inc.  Apple rose sharply throughout the early part of the year as earnings growth continued to accelerate with the introduction of new product upgrades and global expansion.  The shares declined later in the year due to profit taking and concerns about continued growth.  Shares of Constellation Brands jumped mid-year, and continued to rise, when the company had the opportunity to buy the full distribution rights to Corona brands at an attractive valuation as a result of the InBev merger with Modello.  The company also continued to report strong operating results in its existing brand segments.  Shares of MasterCard performed well throughout the year as the company reported successive quarterly per share earnings above expectations.  The company also announced a settlement, together with Visa, that resolved ongoing litigation with their merchant partners, removing an uncertainty that weighed on the stock.  The shares of Gilead Sciences rose throughout the year, driven by strong operating results and positive clinical trial results.  The biotech pharmaceutical manufacturer of treatments for HIV and other infectious diseases also received critical marketing approvals from the FDA and the European Medicines Agency.  Shares of Thermo Fisher were strong throughout the year as the company reported a string of earnings results that exceeded expectations.  The company also instituted a regular quarterly dividend early in the year and then raised the dividend payment later in the year.

Weak holdings during calendar year 2012 include MetroPCS Communications, Inc., Bed, Bath and Beyond, Inc., Verifone Systems, Inc., FLIR Systems, Inc., and Alpha Natural Resources, Inc.  The shares of MetroPCS declined early in the year after a series of disappointing earnings reports, mainly due to high capital costs to build capacity for their wireless network.  The company also experienced weaker demand for its low-cost phone offerings as larger carriers introduced products at lower price points.  The shares of Bed, Bath and Beyond were volatile through the latter portion of the year.  Investors reacted to a series of inconsistent earnings reports.  The company seemed to report earnings below expectations, or reduced earnings guidance during quarterly reports when they beat earnings expectations.  Verifone rallied early in the year after reporting revenue and earnings above expectations, but the shares reversed course when concerns surfaced regarding the historical and expected growth assumptions for revenue and earnings.  The shares declined again after the company reported revenue and earnings above expectations but provided guidance that did not show that management expected growth to reaccelerate.  FLIR Systems declined after the company reported earnings above expectations, but revenue that declined year over year.  The shares were hurt again when the company reported revenue and earnings that missed expectations in a subsequent report.  Alpha Natural Resources declined as the company faced reduced demand for coal exports, especially to China.  The lower production rates added additional complications as the company continued to address issues from their acquisition of Massey Energy during the previous year.

In recognition of some of the operating concerns, and the deterioration of several of the above names in our analytical ranking, we removed MetroPCS, FLIR Systems, and Alpha Natural Resources from the portfolio.  In their place we added Edwards Lifesciences, Trimble Navigation, and LKQ Corporation.  Edwards Lifesciences manufactures and distribute artificial heart valves in the United States and Europe, Trimble Navigation provides GPS based management systems for agriculture equipment and large transportation fleets, and LKQ Corporation provides management systems that link insurance based automobile repair centers with high quality used and remanufactured parts suppliers.

The Bond Fund

 The Manor Bond Fund generated a return of 0.19%, net of all fees and expenses, for the calendar year ending December 31, 2012, underperforming the Barclays Intermediate Government index return (1.52%) and the Lipper US Government mutual fund index (3.06%).  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  At year-end the portfolio had an average yield to maturity of 0.56%, an average maturity of approximately 3.49 years, and an average duration of 0.99 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

The GPS Solution

The solution for my daughter was simple with the aid of modern technology: make sure she has a GPS device to guide her.  That option is not readily available for our politicians, especially considering that they can’t even agree on where they are going, let alone how to get there.  But as dysfunctional as the political process can be, our economy adapts.  And the one thing that we have learned over the last several years is that the markets are resilient, as well.  Stocks have weathered a number of setbacks but corporate earnings have grown.  Corporations have taken advantage of historically low interest rates to strengthen their balance sheets and lower their cost of capital.  These balance sheet improvements have also contributed to improved operating results.  The stock market has reacted to these improved results, stronger balance sheets, and liquidity injections from the Fed by pushing to new highs.  Stocks are expressing the belief that corporate management can continue to produce results and that the Fed will be able to successfully unwind their intervention activity without a problem.

While we have our concerns, financial history has taught us that the adaptability of our market economy is our strongest asset.  We cannot predict every outcome, but we know that ultimately sound investment fundamentals will prevail.  Markets may react emotionally to events, or focus on the current “hot” investment theme, but we will continue to focus on the primary business fundamentals that we believe are essential for sound investing.  Our GPS is a process that we use to identify companies that are priced attractively, with strong revenue and earnings growth, solid balance sheets with quality assets and reasonable debt levels, and strong free cash flow.  We strongly believe that an investment process based on the consistent application of these sound principals has the best chance to successfully guide us to our investing destination.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

Manor Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

Manor Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2012)
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
Manor Fund ($22,093)
Lipper Large Cap Core Index ($22,684)
S&P 500 ($31,633)

	1 Year	5 Year	Since Inception
Manor Fund *	8.20%	1.44%	4.70%
Lipper Large Cap Core Index **	15.25%	0.95%	4.86%
S&P 500 ***	16.00%	1.66%	6.89%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

MANOR GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Manor Growth Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2012)
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
Manor Growth Fund ($13,632)
Lipper Large Cap Growth Funds Index ($9,254)
S&P 500 ($13,352)

* Initial public offering of shares was June 30, 1999.

	1 Year	5 Year	Since Inception
Manor Growth Fund *	13.36%	1.71%	2.32%
Lipper Large Cap Growth Index **	15.62%	0.95%	-0.57%
S&P 500 ***	16.00%	1.66%	2.16%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

MANOR BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

Manor Bond Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2012)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
Manor Bond Fund ($14,373)
Lipper US Government Index ($20,334)
Barclays Intermediate Treasury Index ($19,401)

	1 Year	5 Year	Since Inception
Manor Bond Fund *	0.19%	1.23%	2.72%
Lipper US Government Index **	3.06%	5.42%	5.39%
Barclays Intermediate Treasury Index ***	1.52%	4.36%	5.03%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR GROWTH FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

 The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR BOND FUND

GRAPHICAL ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Manor Fund
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 97.27%

Beverages - 3.55%
2,056	PepsiCo, Inc.	$ 140,692

Computer & Office Equipment - 4.39%
909	International Business Machines Corp.	174,119

Construction, Mining & Materials Handling Machinery & Equipment - 2.34%
1,412	Dover Corp.	92,782

Crude Petroleum & Natural Gas - 2.51%
1,297	Occidental Petroleum Corp.	99,363

Drilling Oil & Gas Wells - 1.89%
1,100	Diamond Offshore Drilling, Inc.	74,756

Electric & Other Services Combined - 1.11%
1,478	Exelon Corp.	43,956

Electrical Work - 3.73%
5,417	Quanta Services, Inc. *	147,830

Electronic Connectors - 5.09%
3,121	Amphenol Corp. Class A	201,929

Fire, Marine & Casualty Insurance - 3.80%
1,999	Chubb Corp.	150,565

Gold & Silver Ores - 2.41%
2,056	Newmont Mining Corp.	95,481

Hospital & Medical Service Plans - 1.87%
1,214	Wellpoint, Inc.	73,957

Instruments for Measuring & Testing of Electricity - 2.54%
2,461	Agilent Technologies, Inc.	100,753

Investment Advice - 2.57%
810	Franklin Resources, Inc.	101,817

Life Insurance - 2.96%
3,567	Metlife, Inc.	117,497

Miscellaneous Industrial & Commercial Machinery & Equipment - 3.11%
2,279	Eaton Corp.	123,476

National Commercial Banks - 2.91%
2,626	JP Morgan Chase & Co.	115,463

Oil & Gas Field Machinery & Equipment - 2.52%
1,462	National Oilwell Varco, Inc.	99,928

Perfumes, Cosmetics & Other Toilet Preparations - 4.57%
1,734	Colgate Palmolive Co.	181,272

Petroleum Refining - 3.39%
3,939	Valero Energy Corp.	134,399

Pharmaceutical Preparations - 5.93%
3,468	Endo Pharmaceuticals Holdings, Inc. *	90,966
1,677	Watson Pharmaceuticals, Inc. *	144,222
		235,188
Public Building & Related Furniture - 3.43%
2,750	Be Aerospace, Inc. *	135,850

Railroads, Line-Haul Operating - 3.35%
2,147	Norfolk Southern Corp.	132,770

Retail-Variety Stores - 3.85%
2,238	Wal-Mart Stores, Inc.	152,699

Rubber & Plastics Footwear - 4.90%
3,766	Nike, Inc. Class B	194,326

Semiconductors & Related Devices - 3.00%
5,623	Applied Materials, Inc.	64,327
2,643	Intel Corp.	54,499
		118,826
Services-Miscellaneous Amusement & Recreation - 4.19%
3,336	Walt Disney Co.	166,099

Services-Prepackaged Software - 2.83%
4,195	Microsoft Corp.	112,047

Steel Works, Blast Furnace Rolling Mills - 1.31%
1,206	Nucor Corp.	52,051

Telephone Communications - 2.75%
3,237	AT&T, Inc.	109,119

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 4.47%
4,104	AmerisourceBergen Corp.	177,211

TOTAL FOR COMMON STOCKS (Cost $2,926,654) - 97.27%		3,856,221

SHORT TERM INVESTMENTS - 2.86%
113,527	First American Government Obligation Fund Class Y 0.02% ** (Cost $113,527)	113,527

TOTAL INVESTMENTS (Cost $3,040,181) - 100.13%		3,969,748

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.13)%		(5,030)

NET ASSETS - 100.00%		$ 3,964,718

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 3,856,221	-	-	$ 3,856,221
Short-Term Investments:
First American Government Obligation Fund Class Y	113,527	-	-	113,527

	$ 3,969,748	-	-	$ 3,969,748

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 97.61%

Beverages - 3.13%
3,735	Constellation Brands, Inc. Class A *	$ 132,182

Biological Products (No Diagnostic Substances) - 2.74%
1,579	Gilead Sciences, Inc. *	115,978

Calculating & Accounting Machines (No Electronic Computers) - 1.94%
2,760	Verifone Systems, Inc. *	81,917

Communications Services - 3.97%
3,347	Directv Group, Inc. Class A *	167,885

Crude Petroleum & Natural Gas - 1.60%
2,018	Southwestern Energy Co. *	67,421

Electronic Computers - 5.31%
422	Apple, Inc.	224,577

Engines & Turbines - 4.85%
1,891	Cummins, Inc.	204,890

Fire, Marine & Casualty Insurance - 3.83%
2,026	Ace Ltd.	161,675

Iron & Steel Foundries - 4.94%
1,102	Precision Castparts Corp.	208,741

Leather & Leather Products - 2.77%
2,106	Coach, Inc.	116,904

Measuring & Controlling Devices - 7.13%
2,423	Thermo Fisher Scientific, Inc.	154,539
2,457	Trimble Navigation, Ltd. *	146,879
		301,418
Oil & Gas Field Services - 1.92%
1,169	Schlumberger Ltd.	81,010

Optical Instruments & Lenses - 2.40%
2,127	KLA Tencor Corp.	101,585

Orthopedic, Prosthetic & Surgical Appliances and Supplies - 3.22%
1,511	Edwards Lifescience Corp. *	136,247

Petroleum Refining - 2.30%
1,836	Hess Corp.	97,235

Pharmaceutical Preparations - 4.70%
1,781	Abbott Laboratories	116,655
1,043	Celgene Corp. *	81,844
		198,499
Retail-Drug Stores & Proprietary Stores - 3.52%
2,752	Express Scripts, Inc. Class C *	148,608

Retail-Furniture, Furnishings & Equipment Stores - 2.72%
2,056	Bed, Bath & Beyond, Inc. *	114,951

Retail-Variety Stores - 2.76%
2,880	Dollar Tree, Inc. *	116,813

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.10%
1,811	Harris Corp.	88,666

Semiconductors & Related Devices - 5.28%
3,203	Texas Instruments, Inc.	98,941
3,461	Xilinx, Inc.	124,115
		223,056
Services-Business Services - 5.25%
452	MasterCard, Inc.	222,058

Services-Computer Programming, Data Processing, Etc. - 3.46%
207	Google, Inc. Class A *	146,428

Services-Prepackaged Software - 5.80%
2,870	Microsoft Corp.	76,657
5,052	Oracle Corp.	168,333
		244,990
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 6.39%
2,803	Church & Dwight Co., Inc.	150,157
1,764	Procter & Gamble Co.	119,758
		269,915
Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 3.58%
7,174	LKQ Corp. *	151,371

TOTAL FOR COMMON STOCKS (Cost $2,911,344) - 97.61%		4,125,020

SHORT TERM INVESTMENTS - 2.59%
109,470	First American Government Obligation Fund Class Y 0.02% ** (Cost $109,470)	109,470

TOTAL INVESTMENTS (Cost $3,020,814) - 100.20%		4,234,490

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.20)%		(8,557)

NET ASSETS - 100.00%		$ 4,225,933

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,125,020	-	-	$ 4,125,020
Short-Term Investments:
First American Government Obligation Fund Class Y	109,470	-	-	109,470
	$ 4,234,490	-	-	$ 4,234,490

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2012

Face Amount		Value

US TREASURY NOTES - 98.78%
250,000	US Treasury Note 0.50% Due 11/15/2013	$ 250,703
375,000	US Treasury Note 1.00% Due 03/31/2017	381,621
225,000	US Treasury Note 1.00% Due 11/30/2019	222,645
350,000	US Treasury Note 1.25% Due 10/31/2015	358,887
250,000	US Treasury Note 1.375% Due 11/30/2018	256,523
200,000	US Treasury Note 3.875% Due 02/15/2013	200,906

TOTAL FOR US TREASURY NOTES (Cost $1,642,023) - 98.78%		1,671,285

SHORT TERM INVESTMENTS - 1.30%
21,911	First American Treasury Obligation Class Y 0.00% ** (Cost $21,911)	21,911

TOTAL INVESTMENTS (Cost $1,663,934) - 100.08%		1,693,196

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.08)%		(1,309)

NET ASSETS - 100.00%		$ 1,691,887

** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

US Treasury Notes	$ 1,671,285	-	-	$ 1,671,285
Short-Term Investments:
First American Treasury Obligation Class Y	21,911	-	-	21,911

	$ 1,693,196	-	-	$ 1,693,196

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2012

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,040,181, $3,020,814, and $1,663,934, respectively)	$ 3,969,748	$ 4,234,490	$ 1,693,196
Receivables:
Dividends and Interest	2,942	685	5,266
Due from Advisor	1,181	-	1,554
Prepaid Expenses	3,519	3,751	1,430
Total Assets	3,977,390	4,238,926	1,701,446
Liabilities:
Payables:
Due to Advisor	-	525	-
Accrued Expenses	12,672	12,468	9,559
Total Liabilities	12,672	12,993	9,559
Net Assets	$ 3,964,718	$ 4,225,933	$ 1,691,887

Net Assets Consist of:
Capital Stock	$ 215	$ 319	$ 159
Paid In Capital	3,034,742	3,239,824	1,662,061
Undistributed Net Investment Income (Loss)	180	-	284
Accumulated Realized Gain (Loss) on Investments	14	(227,886)	121
Unrealized Appreciation in Value of Investments	929,567	1,213,676	29,262
Net Assets (10,000,000 shares authorized, $0.001 par value) for 214,802, 319,224, and 159,290 shares outstanding, respectively.
	$ 3,964,718	$ 4,225,933	$ 1,691,887

Net Asset Value and Offering Price Per Share	$ 18.46	$ 13.24	$ 10.62

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2012

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 85,759	$ 52,459	$ -
Interest	16	11	24,177
Total Investment Income	85,775	52,470	24,177

Expenses:
Advisory Fees (Note 2)	42,683	45,355	8,969
Shareholder Service Fees (Note 5)	9,085	9,473	3,509
Transfer Agent and Fund Accounting Fees	9,222	9,221	9,171
Insurance Fees	2,958	3,149	1,321
Audit Fees	12,338	11,088	2,624
Registration Fees	9,276	9,749	3,983
Custody Fees	3,720	3,630	3,258
Printing and Mailing Fees	1,124	1,208	366
Quotes and Fees	1,214	1,289	504
Miscellaneous Fees	1,023	1,054	552
Total Expenses	92,643	95,216	34,257
Fees Waived and Reimbursed by the Advisor (Note 2)	(28,617)	(27,183)	(16,318)
Net Expenses	64,026	68,033	17,939

Net Investment Income (Loss)	21,749	(15,563)	6,238

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	252,143	89,579	233
Net Change in Unrealized Appreciation (Depreciation) on Investments	55,019	479,069	(2,698)
Net Realized and Unrealized Gain (Loss) on Investments	307,162	568,648	(2,465)

Net Increase in Net Assets Resulting from Operations	$ 328,911	$ 553,085	$ 3,773

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 21,749	$ 15,335
Net Realized Gain on Investments	252,143	77,590
Net Change in Unrealized Appreciation (Depreciation) on Investments	55,019	(58,446)
Net Increase in Net Assets Resulting from Operations	328,911	34,479

Distributions to Shareholders from:
Net Investment Income	(21,569)	(15,335)
Realized Gains	(5,547)	-
Total Distributions	(27,116)	(15,335)

Capital Share Transactions:
Proceeds from Sold Shares	208,911	413,058
Reinvestment of Distributions	27,116	15,063
Cost of Shares Redeemed	(755,672)	(495,178)
Net Decrease from Capital Shares Transactions	(519,645)	(67,057)

Total Decrease	(217,850)	(47,913)

Net Assets
Beginning of Period	4,182,568	4,230,481
End of Period (Including Accumulated Undistributed Net
Investment Income of $180 and $0, respectively)	$ 3,964,718	$ 4,182,568

Share Transactions:
Shares Sold	11,339	23,636
Shares Issued on Reinvestment of Distributions	1,488	873
Shares Redeemed	(41,556)	(28,215)
Net Decrease in Outstanding Shares of Fund	(28,729)	(3,706)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2012	12/31/2011
Net Investment Loss	$ (15,563)	$ (23,556)
Net Realized Gain on Investments	89,579	127,466
Net Change in Unrealized Appreciation (Depreciation) on Investments	479,069	(167,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	553,085	(63,200)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sold Shares	261,450	408,482
Reinvestment of Distributions	-	-
Cost of Shares Redeemed	(840,500)	(652,458)
Net Decrease from Capital Shares Transactions	(579,050)	(243,976)

Total Decrease	(25,965)	(307,176)

Net Assets
Beginning of Period	4,251,898	4,559,074
End of Period (Including Accumulated Undistributed Net Investment
Income (Loss) of $0 and $0, respectively)	$ 4,225,933	$ 4,251,898

Share Transactions:
Shares Sold	19,948	33,611
Shares Issued on Reinvestment of Distributions	-	-
Shares Redeemed	(64,893)	(53,401)
Net Decrease in Outstanding Shares of Fund	(44,945)	(19,790)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Years Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2012	12/31/2011
Net Investment Income	$ 6,238	$ 4,037
Net Realized Gain on Investments	233	16,263
Net Change in Unrealized Depreciation on Investments	(2,698)	(6,578)
Net Increase in Net Assets Resulting from Operations	3,773	13,722

Distributions to Shareholders from:
Net Investment Income	(6,157)	(3,760)
Realized Gains	(207)	(16,242)
Total Distributions	(6,364)	(20,002)

Capital Share Transactions:
Proceeds from Sold Shares	519,862	529,231
Shares Issued on Reinvestment of Distributions	6,364	20,002
Cost of Shares Redeemed	(653,476)	(1,136,744)
Net Decrease from Capital Share Transactions	(127,250)	(587,511)

Total Decrease	(129,841)	(593,791)

Net Assets
Beginning of Period	1,821,728	2,415,519
End of Period (Including Accumulated Undistributed Net
Investment Income of $284 and $277, respectively)	$ 1,691,887	$ 1,821,728

Share Transactions:
Shares Sold	48,684	49,700
Shares Issued on Reinvestment of Distributions	598	1,882
Shares Redeemed	(61,242)	(106,714)
Net Decrease in Outstanding Shares of Fund	(11,960)	(55,132)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 17.18	$ 17.11	$ 15.14	$ 12.01	$ 17.58

Income From Investment Operations:
Net Investment Income *	0.09	0.06	0.04	0.10	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	1.32	0.07	1.97	3.12	(5.57)
Total from Investment Operations	1.41	0.13	2.01	3.22	(5.53)

Distributions:
Net Investment Income	(0.10)	(0.06)	(0.04)	(0.09)	(0.04)
Realized Gains	(0.03)	-	-	-	-
Total from Distributions	(0.13)	(0.06)	(0.04)	(0.09)	(0.04)

Net Asset Value, at End of Period	$ 18.46	$ 17.18	$ 17.11	$ 15.14	$ 12.01

Total Return **	8.20%	0.78%	13.29%	26.83%	(31.42)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,965	$ 4,183	$ 4,230	$ 3,800	$ 2,970
Before Waivers
Ratio of Expenses to Average Net Assets	2.18%	1.92%	1.72%	1.86%	1.95%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.51%	0.36%	0.27%	0.74%	0.26%
Portfolio Turnover	10.15%	11.87%	3.20%	9.59%	15.68%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 11.68	$ 11.87	$ 9.96	$ 7.16	$ 12.16

Income From Investment Operations:
Net Investment Loss *	(0.04)	(0.06)	(0.06)	(0.03)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.60	(0.13)	1.97	2.83	(4.93)
Total from Investment Operations	1.56	(0.19)	1.91	2.80	(5.00)

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	-	-	-

Net Asset Value, at End of Period	$ 13.24	$ 11.68	$ 11.87	$ 9.96	$ 7.16

Total Return **	13.36%	(1.60)%	19.18%	39.11%	(41.12)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,226	$ 4,252	$ 4,559	$ 3,801	$ 2,759
Before Waivers
Ratio of Expenses to Average Net Assets	2.11%	1.91%	1.76%	1.85%	1.82%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.34)%	(0.52)%	(0.58)%	(0.44)%	(0.68)%
Portfolio Turnover	13.03%	10.01%	9.86%	19.01%	28.66%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012		12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 10.64		$ 10.67	$ 10.65	$ 10.89	$ 10.54

Income From Investment Operations:
Net Investment Income *	0.04		0.02	0.06	0.14	0.23
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.02)		0.07	0.03	(0.23)	0.32
Total from Investment Operations	0.02		0.09	0.09	(0.09)	0.55

Distributions:
Net Investment Income	(0.04)		(0.02)	(0.06)	(0.15)	(0.20)
Realized Gains	-	***	(0.10)	(0.01)	-	-
Total from Distributions	(0.04)		(0.12)	(0.07)	(0.15)	(0.20)

Net Asset Value, at End of Period	$ 10.62		$ 10.64	$ 10.67	$ 10.65	$ 10.89

Total Return **	0.19%		0.83%	0.85%	(0.80)%	5.20%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,692		$ 1,822	$ 2,416	$ 2,035	$ 2,295
Before Waivers
Ratio of Expenses to Average Net Assets	1.92%		1.74%	1.35%	1.46%	2.02%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%		0.21%	0.53%	1.26%	2.08%
Portfolio Turnover	35.65%		49.95%	41.12%	29.87%	13.55%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

*** Amount less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. Effective,  January 1, 2012, the Manor Investment Funds, Inc. were reorganized as a Delaware Business Trust, as Manor Investment Funds (the “Trust”); comprising of Manor Fund, Growth Fund and Bond Fund (collectively “the Funds”).  Effective January 3, 2012 Manor Investment Funds, Inc. was dissolved by domestication in Pennsylvania. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $15,563 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.   INVESTMENT ADVISORY AGREEMENT

The Company has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the year ended December 31, 2012, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $42,683, $45,355 and $8,969, respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the year ended December 31, 2012 were $28,617, $27,183, and $16,318, respectively.  As of December 31, 2012, the Advisor owed the Manor and Bond Funds $1,181 and $1,554, respectively. The Growth Fund owed the Advisor $525 as of December 31, 2012.

3.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2012, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$419,140	$575,459	$600,509
Sales	$916,003	$1,202,436	$725,250

4.   FEDERAL INCOME TAXES

As of December 31, 2012, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$ 3,040,181	$ 3,020,814	$ 1,663,934
Gross tax appreciation of investments	$ 1,061,234	$ 1,348,035	$ 29,262
Gross tax depreciation of investments	$(131,667)	$(134,359)	$( - )
Net tax appreciation	$ 929,567	$ 1,213,676	$ 29,262

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2012, the following represents the tax basis capital gains and losses:

	Manor Fund	Growth Fund	Bond Fund
Capital loss carry-forwards +	$ —	$ (227,885)	$ —
2017	$ —	$ (166,424)	$ —
2018	$ —	$ (61,461)	$ —
Distributable Earnings	$ 21,749	$ —	$ 6,238
Accumulated Realized Gains	$ 5,561	$ —	$ 233

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Funds will not make distributions from capital gains while a capital loss carry-forward remains.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	Manor Fund		Growth Fund		Bond Fund
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
Ordinary Income	$ 21,569	$ 15,335	$ —	$ —	$ 6,157	$ 3,760
Short-term Gain	$ —	$ —	$ —	$ —	$ 175	$ 76
Long-term Gain	$ 5,547	$ —	$ —	$ —	$ 32	$ 16,166

5.   SHAREHOLDER SERVICES PLAN

The shareholders and Board of Trustees of the Company approved a “Shareholder Services Plan” (the “Plan”) at a meeting held on September 15, 2011.  The Company adopted this Plan to enable the Company to bear, directly or indirectly, expenses relating to the provision of certain shareholder services each of the respective funds of the Company.  The Company will pay Service Providers a fee of .25% of the average daily net assets of each of the Manor, Growth and Bond Fund assets with whom the Service Provider has a service relationship for shareholder services. Services for which this fee may be paid include, but are not limited to, (i) maintaining accounts relating to Clients that invest in Shares; (ii) arranging for bank wires; (iii) responding to Client inquiries relating to the services performed by Service Providers; (iv) responding to inquiries from Clients concerning their investment in Shares; (v) assisting Clients in changing dividend options, account designations and addresses; (vi) providing information periodically to Clients showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (viii) processing purchase, exchange and redemption requests from Clients and placing orders with the Funds or their service providers; (ix) providing sub-accounting with respect to Shares beneficially owned by Clients; and (x) processing dividend payments from the Funds on behalf of Clients.  Service Providers may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Service Providers’ affiliates and subsidiaries as compensation for such services as are described herein. For the year ended December 31, 2012, the Manor Fund, Growth Fund, and Bond Fund incurred shareholder service fees of $9,085, $9,473, and $3,509, respectively.

6.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Pronouncement requires retrospective application for all comparative periods presented. Management is currently evaluating the impact that this Pronouncement may have on the Funds’ financial statements.

7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of December 31, 2012 James Klucar, a Director of the Funds,  and his wife owned approximately 29.5% of the Bond Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2012 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 19, 2013

Manor Investment Funds
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,042.56	$7.70
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,052.46	$7.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.61

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

		Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 to December 31, 2012

Actual	$1,000.00	$1,000.01	$5.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

DIRECTORS AND OFFICERS

DECEMBER 31, 2012 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Director serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James Klucar 15 Chester Commons Malvern, PA 19355 71	Director since 2008	Mr. Klucar is a Nuclear Engineer with Int, Inc. (Retired)
Bruce Laverty 15 Chester Commons Malvern, PA 19355 51	Director since 1995	Mr. Laverty is a Partner of the law firm Laverty Law Offices LLC.
John McGinn 15 Chester Commons Malvern, PA 19355 68	Director since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 61	Director since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 55	Director since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 59	Director since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 71	Director since 2008	Mr. Weisz is an Independent Management Consultant.

The Directors received no fees for the year ended December 31, 2012.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Director serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 58	Director, President, Advisor Since 1995	Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.
John R. Giles 15 Chester Commons Malvern, PA 19355 57	Director, Vice-President, Advisor, Secretary Since 2005

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2012	12/31/2011
Audit Fees	$21,000	$21,000
Audit Related Fees	$0	$0
Tax Fees	$5,100	$5,100
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date: February 26, 2013